LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$575,135,000 (Approximate)

STRUCTURED ASSET SECURITIES CORP.

SERIES 2005-S1

SENIOR/SUBORDINATE CERTIFICATES

BACKED BY 2ND LIEN MORTGAGES

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

To 10% Call
		Initial	Est.	Payment		Target		Legal
		Coupon/	WAL(3)	Window(3)	C/E (4)	C/E (4)	Initial	Final	Ratings
Class	Size ($) (1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin(2)	Maturity(6)	(Moody’s/S&P/Fitch)
A1	284,692,000	1 M LIBOR	0.81	1-20	32.75%	65.50%	TBD	3/25/2035	Aaa/AAA/AAA
A2	112,151,000	1 M LIBOR	2.14	20-33	32.75%	65.50%	TBD	3/25/2035	Aaa/AAA/AAA
M1	31,633,000	1 M LIBOR	5.03	33-66	27.25%	54.50%	TBD	3/25/2035	Aa1/AA+/AA+
M2	29,332,000	1 M LIBOR	4.87	50-66	22.15%	44.30%	TBD	3/25/2035	Aa2/AA/AA
M3	14,379,000	1 M LIBOR	4.39	46-66	19.65%	39.30%	TBD	3/25/2035	Aa3/AA-/AA-
M4	28,757,000	1 M LIBOR	4.16	41-66	14.65%	29.30%	TBD	3/25/2035	A2/A/A+
M5	11,503,000	1 M LIBOR	4.03	39-66	12.65%	25.30%	TBD	3/25/2035	A3/A-/A
M6	10,640,000	1 M LIBOR	3.97	38-66	10.80%	21.60%	TBD	3/25/2035	Baa1/BBB+/A
M7	10,352,000	1 M LIBOR	3.93	37-66	9.00%	18.00%	TBD	3/25/2035	Baa2/BBB/A-
M8	7,189,000	1 M LIBOR	3.90	37-66	7.75%	15.50%	TBD	3/25/2035	Baa3/BBB-/BBB+
Not Offered Herein
B1	11,215,000	1 M LIBOR	3.87	36-66	5.80%	11.60%	TBD	3/25/2035	Ba1/BB+/BBB
B2	8,052,000	1 M LIBOR	3.84	35-66	4.40%	8.80%	TBD	3/25/2035	Ba2/BB/BBB-
B3	5,751,000	1 M LIBOR	2.86	34-35	3.40%	(5)	TBD	3/25/2035	Ba3/BB-/BB+
B4	9,489,000	1 M LIBOR	4.35	35-66	1.75%	3.50%	TBD	3/25/2035	NR/B/BB-

To Maturity
		Initial	Est.	Payment		Target		Legal
		Coupon/	WAL(3)	Window(3)	C/E (4)	C/E (4)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	(%)	Margin(2)	Maturity(6)	(Moody’s/S&P/Fitch)
A1	284,692,000	1 M LIBOR	0.81	1-20	32.75%	65.50%	TBD	3/25/2035	Aaa/AAA/AAA
A2	112,151,000	1 M LIBOR	2.14	20-33	32.75%	65.50%	TBD	3/25/2035	Aaa/AAA/AAA
M1	31,633,000	1 M LIBOR	6.71	33-145	27.25%	54.50%	TBD	3/25/2035	Aa1/AA+/AA+
M2	29,332,000	1 M LIBOR	5.26	50-129	22.15%	44.30%	TBD	3/25/2035	Aa2/AA/AA
M3	14,379,000	1 M LIBOR	4.77	46-124	19.65%	39.30%	TBD	3/25/2035	Aa3/AA-/AA-
M4	28,757,000	1 M LIBOR	4.53	41-121	14.65%	29.30%	TBD	3/25/2035	A2/A/A+
M5	11,503,000	1 M LIBOR	4.38	39-113	12.65%	25.30%	TBD	3/25/2035	A3/A-/A
M6	10,640,000	1 M LIBOR	4.31	38-109	10.80%	21.60%	TBD	3/25/2035	Baa1/BBB+/A
M7	10,352,000	1 M LIBOR	4.25	37-105	9.00%	18.00%	TBD	3/25/2035	Baa2/BBB/A-
M8	7,189,000	1 M LIBOR	4.20	37-100	7.75%	15.50%	TBD	3/25/2035	Baa3/BBB-/BBB+
Not Offered Herein
B1	11,215,000	1 M LIBOR	4.14	36-96	5.80%	11.60%	TBD	3/25/2035	Ba1/BB+/BBB
B2	8,052,000	1 M LIBOR	4.05	35-88	4.40%	8.80%	TBD	3/25/2035	Ba2/BB/BBB-
B3	5,751,000	1 M LIBOR	2.86	34-35	3.40%	(5)	TBD	3/25/2035	Ba3/BB-/BB+
B4	9,489,000	1 M LIBOR	4.47	35-80	1.75%	3.50%	TBD	3/25/2035	NR/B/BB-

(1)

Subject to a permitted variance of +/- 5% in aggregate.

(2)

On and after the first Distribution Date on which the aggregate unpaid principal balance of the mortgage loans as of the beginning of the related Collection Period is less than 10% of the sum of the aggregate principal balance of the mortgage loans as of the Cut-Off Date, the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), will have the option to purchase the remaining mortgage loans from the Trust. If the Master Servicer has not exercised its optional termination right on the first Distribution Date on which the aggregate mortgage loan balance as of the beginning of the related Collection Period is less than 10% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date, the initial margin on each of the Class A1 and Class A2 Certificates will increase to 200% of its initial margin on the following Distribution Date and the initial margin on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class B3 and Class B4 Certificates will increase to 150% of its initial margin on the following Distribution Date.

(3)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.

(4)

The Credit Enhancement includes Overcollateralization of 1.75%. There will be no Overcollateralization on the Closing Date. Excess spread will be used to build and maintain the Overcollateralization Target beginning in December 2005.

(5)

Not applicable for the Class B3 and Class B4 Certificates.

(6)

Assumes the Distribution Date one-month after the latest possible maturity date of any mortgage loan.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Summary of Terms

Issuer:	Structured Asset Securities Corporation, Series 2005-S1

Depositor:	Structured Asset Securities Corporation

Trustee:	U.S. Bank National Association

Master Servicer:	Aurora Loan Services

Underwriter:	Lehman Brothers Inc.

Credit Risk Manager:	The MurrayHill Company

Distribution Date:	25th of each month, or the next succeeding business day First Distribution Date: March 25, 2005

Cut-Off Date:	February 1, 2005

Pricing Date:	On or about February 24, 2005

Closing Date:	February 28, 2005

Settlement Date:	February 28, 2005 through DTC, Euroclear or Cedel Bank

Delay Days:	0 Days on the Certificates

Accrual Period:

For each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on February 28, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Day Count:	Actual/360 for the Certificates

Collection Period:	2nd day of prior month through 1st day of month of such distribution

Servicing Fee Rate:	0.50%; of the mortgage loan principal balance annually

Trustee Fee Rate:	[0.0013]%; of the mortgage loan principal balance annually

Credit Risk Manager Fee:	[0.01]%; of the mortgage loan principal balance annually

Certificates:

The Class A1, Class A2 (the “Senior Certificates”), Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 (the “Class M Certificates”), Class B1, Class B2, Class B3 and Class B4 Certificates (the “Class B Certificates”, together with the Class M Certificates, the “Subordinate Certificates” and together with the Senior Certificates, the “Certificates”)

Stepdown Date:

The earlier of (A) the Distribution Date upon which the principal balance of the Senior Certificates has been reduced to zero and (B) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage is equal to or greater than the Targeted Senior Enhancement Percentage, or (ii) the 37th distribution date.

Principal Distribution Amount:

With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event (as defined herein) is not in effect is equal to the lesser of (i) the aggregate certificate principal balance (before giving effect to any payments) and (ii) the excess of (x) the aggregate certificate principal balance (before giving effect to any payments) over (y) the current collateral balance (after giving effect to distributions on such date) minus the Overcollateralization Target.

Overcollateralization Target:

With respect to any Distribution Date prior to the Stepdown Date and on and after the Distribution date in December 2005 is equal to 1.75% of the Cut-Off Date collateral balance. The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) 1.75% of the Cut-Off Date collateral balance and (b) 3.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-Off Date collateral balance. For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

Overcollateralization Amount:

With respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date.

Senior Enhancement Percentage:

For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total principal amount of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Targeted Senior Enhancement Percentage:	65.50% or two times the initial Credit Enhancement percentage for the Senior Certificates.

Interest Rate:

For each class of Certificates, will be equal to the lesser of (i) one-month LIBOR plus its respective margin and (ii) the Net Funds Cap (as defined herein). Interest for the Certificates will be calculated on an actual/360 basis.

Credit Enhancement:		Initial Credit	Target
	Certificates	Enhancement	Enhancement
		Percentage(1)	Percentage(1)
	Senior Certificates	32.75%	65.50%
	Class M1	27.25%	54.50%
	Class M2	22.15%	44.30%
	Class M3	19.65%	39.30%
	Class M4	14.65%	29.30%
	Class M5	12.65%	25.30%
	Class M6	10.80%	21.60%
	Class M7	9.00%	18.00%
	Class M8	7.75%	15.50%
	Class B1	5.80%	11.60%
	Class B2	4.40%	8.80%
	Class B3	3.40%	(2)
	Class B4	1.75%	3.50%
	(1) Includes Overcollateralization (2) Not applicable

Optional Redemption:

The transaction can be called by the Master Servicer on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance.

Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments of $1,000 in excess thereof for the Class M and Class B Certificates.

SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.

ERISA Eligibility:	The Senior Certificates and the Class M Certficates are expected to be ERISA eligible.

Tax Status:	REMIC for Federal income tax purposes.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event (as defined herein) is in effect:

1)

All principal will be paid to the Class A1 and Class A2 Certificates, sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class B3 and Class B4 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed as follows:

1)

To the Class A1 and Class A2 Certificates, sequentially and in that order, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

To the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1 and Class B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to its Target Enhancement Percentage; and

3)

To the Class B3 and Class B4 Certificates, sequentially and in that order, until reduced to zero.

Interest Payment Priority

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee and the Trustee Fee;

(2)

To pay Current Interest (as defined herein) and Carryforward Interest (as defined herein) to the Class A1 and Class A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class B3 and Class B4 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to achieve or maintain the Overcollateralization Target;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall (as defined herein) and Unpaid Basis Risk Shortfall (as defined herein) amounts after giving effect to distributions already made on such Distribution Date, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(8)

To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class B3 and Class B4 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class B1, Class B2, Class B3 and Class B4 Certificates any Deferred Amounts (as defined herein); and

(10)

To pay remaining amounts to the holder of the Class X Certificate.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the principal amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined herein) of the mortgage loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any mortgage loan will be the mortgage rate thereof reduced by the sum of the Servicing Fee Rate and the Trustee Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (34.3%), American Home Mortgage (12.6%), Option One (11.0%) and Finance America (10.2%), and are serviced by Aurora (34.3%), Wells Fargo (29.8%), GMAC (14.4%), Option One (11.0%) and Ocwen (10.2%).

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust. MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The “Unpaid Basis Risk Shortfall” for the Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization and the Subordinate Certificates in inverse order of priority. The allocation of losses to a Class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount.” The balance of the Senior Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the principal amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the principal amount of such Class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a mortgage loan after it has been liquidated and the loss has been passed through to the Trust. Subsequent Recoveries will increase the principal amount of Classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such Class and (ii) the amount of Subsequent Recoveries available after application to more senior Classes. Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the mortgage loans is reduced to less than 10% of the Cut-Off Date collateral balance. If the optional redemption is not exercised, beginning with the following Distribution Date, the margins on the Senior Certificates will increase to 200% of their initial margins and the margins on the Subordinate Certificates will increase to 150% of their initial margins.

Credit Enhancement

Mortgage Insurance

Certain loans in the trust will be covered by a mortgage pool insurance policy from United Guaranty Insurance Corp. (the “Pool Policy”), the Pool Policy will provide coverage with respect to losses on certain mortgage loans up to an amount generally equal to 10% of the Cut-Off Date collateral balance of the loans covered under the Pool Policy. The amount of coverage outstanding on the Pool Policy on any Distribution Date (the “Undrawn Pool Policy Balance”) will be equal to the initial coverage amount minus any claims which have been paid out in respect of the policy. Approximately, 20.52% of the mortgage loans as of the Cut-Off Date are covered under the Pool Policy. The remaining 79.48% of the mortgage loans as of the Cut-Off Date are not covered under the Pool Policy.

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution. Each Class of the Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates. Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate principal amount of all outstanding Certificates exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (the “Overcollateralization”). Excess interest will be used to achieve or maintain the Overcollateralization Target.

The Overcollateralization Target is subject to stepdown. Prior to the Stepdown Date and on and after the Distribution Date in December 2005, the Overcollateralization Target is equal to 1.75% of the Cut-Off Date collateral balance. On or after the Stepdown Date if a Trigger Event is not in effect, the Overcollateralization Target is equal to the greater of (i) the lesser of (a) 1.75% of the Cut-Off Date collateral balance and (b) 3.50% of the current collateral balance, after giving effect to distributions on that Distribution Date and (ii) 0.50% of the Cut-Off Date collateral balance. For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate (as defined below) as of the last day of the immediately preceding month equals or exceeds 10.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses (as defined below) exceed:

Distribution Date

Loss Percentage

April 2008 to March 2009

4.00% for the first month, plus an additional 1/12th of 2.00% for each month thereafter

April 2009 to March 2010

6.00% for the first month, plus an additional 1/12th of 1.75% for each month thereafter

April 2010 to March 2011

7.75% for the first month, plus an additional 1/12th of 0.25% for each month thereafter

April 2011 and thereafter

8.00%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of realized losses incurred on the mortgage loans from the Cut-Off Date through the last day of the related Collection Period by (y) the Cut-Off Date balance.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Lehman Brothers Contacts

MBS Trading

Matt Miller

(212) 526-8315

Rishi Bansal

(212) 526-8315

Alar Randmere

(212) 526-8315

Sumit Chhabra

(212) 526-8315

Alok Sharma

(212) 526-8315

David Wong

(212) 526-8315

Syndicate

Kevin White

(212) 526-9519

Bob Caldwell

(212) 526-9519

Dan Covello

(212) 526-9519

Paul Tedeschi

(212) 526-9519

MBS Banking

Matthew Lewis

(212) 526-7447

Scott Stimpfel

(212) 526-5689

Caroline Yao

(212) 526-6527

Rating Agency Contacts

Standard & Poor’s

Mona Solar

(212) 438-2668

Moody’s

Michael Labuskes

(212) 553-2935

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.57	1.07	0.81	0.66	0.55
Window (mos)	1-41	1-27	1-20	1-16	1-13
Expected Final Mat.	7/25/2008	5/25/2007	10/25/2006	6/25/2006	3/25/2006

Class A2
Avg. Life (yrs)	7.07	4.29	2.14	1.66	1.34
Window (mos)	41-138	27-91	20-33	16-25	13-20
Expected Final Mat.	8/25/2016	9/25/2012	11/25/2007	3/25/2007	10/25/2006

Class M1
Avg. Life (yrs)	7.53	5.45	5.03	4.06	3.13
Window (mos)	44-138	48-91	33-66	25-51	20-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M2
Avg. Life (yrs)	7.53	5.22	4.87	3.64	2.89
Window (mos)	44-138	44-91	50-66	37-51	30-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M3
Avg. Life (yrs)	7.53	5.15	4.39	3.32	2.64
Window (mos)	44-138	42-91	46-66	34-51	28-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M4
Avg. Life (yrs)	7.53	5.10	4.16	3.16	2.51
Window (mos)	44-138	40-91	41-66	31-51	25-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M5
Avg. Life (yrs)	7.53	5.07	4.03	3.07	2.43
Window (mos)	44-138	40-91	39-66	30-51	24-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M6
Avg. Life (yrs)	7.53	5.05	3.97	3.03	2.40
Window (mos)	44-138	39-91	38-66	29-51	23-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M7
Avg. Life (yrs)	7.53	5.05	3.93	3.00	2.38
Window (mos)	44-138	38-91	37-66	28-51	23-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class M8
Avg. Life (yrs)	7.53	5.03	3.90	2.98	2.35
Window (mos)	44-138	38-91	37-66	28-51	22-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class B1
Avg. Life (yrs)	7.53	5.03	3.87	2.95	2.35
Window (mos)	44-138	38-91	36-66	27-51	22-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class B2
Avg. Life (yrs)	7.53	5.02	3.84	2.95	2.33
Window (mos)	44-138	37-91	35-66	27-51	21-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

Class B3
Avg. Life (yrs)	4.70	3.26	2.86	2.16	1.74
Window (mos)	44-72	37-47	34-35	26-27	21-21
Expected Final Mat.	2/25/2011	1/25/2009	1/25/2008	39227.00	39046.00

Class B4
Avg. Life (yrs)	9.16	6.01	4.35	3.34	2.63
Window (mos)	72-138	47-91	35-66	27-51	21-40
Expected Final Mat.	8/25/2016	9/25/2012	8/25/2010	5/25/2009	6/25/2008

(1) Scenarios are at the following percentages of the prepayment assumption defined on page 2.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.28	0.83	0.60
Window (mos)	1-34	1-22	1-16
Expected Final Mat.	12/25/2007	12/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	6.05	2.54	1.70
Window (mos)	34-119	22-77	16-26
Expected Final Mat.	1/25/2015	7/25/2011	4/25/2007

Class M1
Avg. Life (yrs)	6.45	6.23	4.45
Window (mos)	37-119	65-77	26-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M2
Avg. Life (yrs)	6.45	5.26	3.88
Window (mos)	37-119	53-77	39-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M3
Avg. Life (yrs)	6.45	4.87	3.54
Window (mos)	37-119	49-77	36-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M4
Avg. Life (yrs)	6.45	4.67	3.37
Window (mos)	37-119	44-77	32-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M5
Avg. Life (yrs)	6.45	4.55	3.26
Window (mos)	37-119	42-77	31-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M6
Avg. Life (yrs)	6.45	4.50	3.22
Window (mos)	37-119	41-77	30-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M7
Avg. Life (yrs)	6.45	4.46	3.19
Window (mos)	37-119	40-77	29-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class M8
Avg. Life (yrs)	6.45	4.43	3.16
Window (mos)	37-119	40-77	29-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class B1
Avg. Life (yrs)	6.45	4.40	3.15
Window (mos)	37-119	39-77	28-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class B2
Avg. Life (yrs)	6.45	4.38	3.13
Window (mos)	37-119	38-77	28-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

Class B3
Avg. Life (yrs)	3.98	3.12	2.26
Window (mos)	37-61	37-39	27-28
Expected Final Mat.	3/25/2010	5/25/2008	6/25/2007

Class B4
Avg. Life (yrs)	7.88	5.05	3.58
Window (mos)	61-119	39-77	28-55
Expected Final Mat.	1/25/2015	7/25/2011	9/25/2009

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.57	1.07	0.81	0.66	0.55
Window (mos)	1-41	1-27	1-20	1-16	1-13
Expected Final Mat.	7/25/2008	5/25/2007	10/25/2006	6/25/2006	3/25/2006

Class A2
Avg. Life (yrs)	7.56	4.77	2.14	1.66	1.34
Window (mos)	41-240	27-177	20-33	16-25	13-20
Expected Final Mat.	2/25/2025	11/25/2019	11/25/2007	3/25/2007	10/25/2006

Class M1
Avg. Life (yrs)	8.07	5.99	6.71	5.28	4.09
Window (mos)	44-219	48-177	33-145	25-111	20-87
Expected Final Mat.	5/25/2023	11/25/2019	3/25/2017	5/25/2014	5/25/2012

Class M2
Avg. Life (yrs)	8.05	5.76	5.26	3.92	3.12
Window (mos)	44-210	44-177	50-129	37-98	30-77
Expected Final Mat.	8/25/2022	11/25/2019	11/25/2015	4/25/2013	7/25/2011

Class M3
Avg. Life (yrs)	8.04	5.68	4.77	3.60	2.86
Window (mos)	44-199	42-170	46-124	34-94	28-74
Expected Final Mat.	9/25/2021	4/25/2019	6/25/2015	12/25/2012	4/25/2011

Class M4
Avg. Life (yrs)	8.01	5.61	4.53	3.43	2.72
Window (mos)	44-193	40-166	41-121	31-92	25-72
Expected Final Mat.	3/25/2021	12/25/2018	3/25/2015	10/25/2012	2/25/2011

Class M5
Avg. Life (yrs)	7.99	5.56	4.38	3.32	2.63
Window (mos)	44-178	40-156	39-113	30-86	24-67
Expected Final Mat.	12/25/2019	2/25/2018	7/25/2014	4/25/2012	9/25/2010

Class M6
Avg. Life (yrs)	7.99	5.52	4.31	3.27	2.59
Window (mos)	44-177	39-150	38-109	29-83	23-65
Expected Final Mat.	11/25/2019	8/25/2017	3/25/2014	1/25/2012	7/25/2010

Class M7
Avg. Life (yrs)	7.99	5.49	4.25	3.23	2.57
Window (mos)	44-177	38-144	37-105	28-80	23-62
Expected Final Mat.	11/25/2019	2/25/2017	11/25/2013	10/25/2011	4/25/2010

Class M8
Avg. Life (yrs)	7.99	5.45	4.20	3.20	2.52
Window (mos)	44-177	38-138	37-100	28-76	22-60
Expected Final Mat.	11/25/2019	8/25/2016	6/25/2013	6/25/2011	2/25/2010

Class B1
Avg. Life (yrs)	7.99	5.41	4.14	3.15	2.50
Window (mos)	44-177	38-132	36-96	27-73	22-57
Expected Final Mat.	11/25/2019	2/25/2016	2/25/2013	3/25/2011	11/25/2009

Class B2
Avg. Life (yrs)	7.97	5.32	4.05	3.10	2.45
Window (mos)	44-177	37-122	35-88	27-67	21-53
Expected Final Mat.	11/25/2019	4/25/2015	6/25/2012	9/25/2010	7/25/2009

Class B3
Avg. Life (yrs)	4.70	3.26	2.86	2.16	1.74
Window (mos)	44-72	37-47	34-35	26-27	21-21
Expected Final Mat.	2/25/2011	1/25/2009	1/25/2008	39227.00	39046.00

Class B4
Avg. Life (yrs)	9.42	6.18	4.47	3.41	2.69
Window (mos)	72-168	47-111	35-80	27-61	21-48
Expected Final Mat.	2/25/2019	5/25/2014	10/25/2011	3/25/2010	2/25/2009

(1) Scenarios are at the following percentages of the prepayment assumption defined on page 2.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.28	0.83	0.60
Window (mos)	1-34	1-22	1-16
Expected Final Mat.	12/25/2007	12/25/2006	6/25/2006

Class A2
Avg. Life (yrs)	6.58	2.78	1.70
Window (mos)	34-212	22-171	16-26
Expected Final Mat.	10/25/2022	5/25/2019	4/25/2007

Class M1
Avg. Life (yrs)	7.03	7.39	5.85
Window (mos)	37-193	65-158	26-122
Expected Final Mat.	3/25/2021	4/25/2018	4/25/2015

Class M2
Avg. Life (yrs)	7.02	5.72	4.20
Window (mos)	37-184	53-153	39-108
Expected Final Mat.	6/25/2020	11/25/2017	2/25/2014

Class M3
Avg. Life (yrs)	7.01	5.33	3.86
Window (mos)	37-177	49-146	36-104
Expected Final Mat.	11/25/2019	4/25/2017	10/25/2013

Class M4
Avg. Life (yrs)	7.01	5.12	3.68
Window (mos)	37-177	44-142	32-101
Expected Final Mat.	11/25/2019	12/25/2016	7/25/2013

Class M5
Avg. Life (yrs)	7.01	4.97	3.56
Window (mos)	37-177	42-133	31-94
Expected Final Mat.	11/25/2019	3/25/2016	12/25/2012

Class M6
Avg. Life (yrs)	7.01	4.90	3.50
Window (mos)	37-177	41-128	30-91
Expected Final Mat.	11/25/2019	10/25/2015	9/25/2012

Class M7
Avg. Life (yrs)	7.01	4.85	3.46
Window (mos)	37-177	40-123	29-87
Expected Final Mat.	11/25/2019	5/25/2015	5/25/2012

Class M8
Avg. Life (yrs)	7.01	4.80	3.41
Window (mos)	37-177	40-117	29-83
Expected Final Mat.	11/25/2019	11/25/2014	1/25/2012

Class B1
Avg. Life (yrs)	6.96	4.73	3.37
Window (mos)	37-173	39-113	28-80
Expected Final Mat.	7/25/2019	7/25/2014	10/25/2011

Class B2
Avg. Life (yrs)	6.86	4.64	3.30
Window (mos)	37-160	38-103	28-73
Expected Final Mat.	6/25/2018	9/25/2013	3/25/2011

Class B3
Avg. Life (yrs)	3.98	3.12	2.26
Window (mos)	37-61	37-39	27-28
Expected Final Mat.	3/25/2010	5/25/2008	6/25/2007

Class B4
Avg. Life (yrs)	8.11	5.20	3.67
Window (mos)	61-146	39-94	28-67
Expected Final Mat.	4/25/2017	12/25/2012	9/25/2010

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Net Funds Cap Schedule (1)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.77086	31	8.82349
2	8.82505	32	9.11763
3	9.11896	33	8.82354
4	8.82455	34	9.11769
5	9.11843	35	8.82360
6	8.82403	36	8.82363
7	8.82376	37	9.43218
8	9.11760	38	8.82368
9	8.82322	39	9.11783
10	9.11705	40	8.82374
11	8.82298	41	9.11789
12	8.82300	42	8.82379
13	9.76835	43	8.82382
14	8.82305	44	9.11798
15	9.11718	45	8.82388
16	8.82310	46	9.11803
17	9.11723	47	8.82393
18	8.82315	48	8.82396
19	8.82318	49	9.76942
20	9.11731	50	8.82402
21	8.82323	51	9.11818
22	9.11736	52	8.82408
23	8.82328	53	9.11824
24	8.82331	54	8.82413
25	9.76869	55	8.82416
26	8.82336	56	9.11833
27	9.11750	57	8.82422
28	8.82341	58	9.11839
29	9.11755	59	8.82428
30	8.82346	60	8.82431

(1) Assumes 100% of the Prepayment Assumption as defined on page 2.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	6.29%	31	4.01%
2	5.67%	32	4.15%
3	5.67%	33	3.94%
4	5.42%	34	4.08%
5	5.38%	35	3.81%
6	5.14%	36	3.85%
7	5.02%	37	4.23%
8	5.09%	38	3.92%
9	4.85%	39	4.10%
10	4.88%	40	3.93%
11	4.68%	41	4.09%
12	4.66%	42	3.91%
13	5.05%	43	3.90%
14	4.58%	44	4.06%
15	4.69%	45	3.88%
16	4.52%	46	4.04%
17	4.64%	47	3.86%
18	4.46%	48	3.84%
19	4.42%	49	4.33%
20	4.57%	50	3.80%
21	4.37%	51	3.96%
22	4.49%	52	3.77%
23	4.24%	53	3.93%
24	4.28%	54	3.75%
25	4.69%	55	3.73%
26	4.18%	56	3.90%
27	4.31%	57	3.72%
28	4.12%	58	3.89%
29	4.24%	59	3.72%
30	4.05%	60	3.73%

(1) Based on gradually increasing one-month LIBOR.

(2) Assumes 100% of the Prepayment Assumption as defined on page 2.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

SASCO 2005-S1 Collateral Summary – Aggregate

Total Number of Loans	11,983	Documentation Type
Total Outstanding Loan Balance	$575,135,106	Full	41.0%
Average Loan Principal Balance	$47,996	Other	59.0%
Fixed Rate	100.0%
Prepayment Penalty	20.2%	Loan Purpose
Weighted Average Coupon	10.0%	Purchase	84.8%
Weighted Average Original Term (mo.)	242	Cash Out Refinance	10.7%
Weighted Average Remaining Term (mo.)	239	Rate/Term Refinance	3.8%
Weighted Average Loan Age (mo.)	3	Debt Consolidation	0.7%
Weighted Average Combined LTV	97.4%
Non-Zero Weighted Average FICO	688
Non-Zero Weighted Average DTI	38.6%

		Geographic Distribution
Lien Position		(Other states account individually for less than
Second	100.0%	4% of the Cut-off Date principal balance)
		CA	32.8%
		FL	6.6%
Product Type		AZ	6.4%
Balloon	62.1%	TX	5.0%
Fixed Rate	37.9%	CO	4.7%
		NY	4.5%

		Occupancy Status
		Primary Home	80.5%
		Investment	17.2%
		Second Home	2.3%

Collateral information is as of the Cut-Off Date.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of the Cut-Off Date

Amortization Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Balloon	6,978	$357,419,690.57	62.15%	9.940%	689	97.53%	39.49%
Fixed Rate	5,005	217,715,415.67	37.85	10.219	686	97.18	43.60
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Scheduled Principal Balances
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
($)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
0.01 - 50,000.00	7,870	$232,297,892.30	40.39%	10.137%	683	97.31%	50.38%
50,000.01 - 100,000.00	3,249	227,101,882.60	39.49	9.963	688	98.04	36.35
100,000.01 - 150,000.00	711	85,372,888.89	14.84	9.910	696	97.67	34.26
150,000.01 - 200,000.00	116	20,516,566.05	3.57	10.397	694	94.42	23.00
200,000.01 - 250,000.00	21	4,856,268.90	0.84	10.886	711	90.27	18.37
250,000.01 - 300,000.00	10	2,785,058.20	0.48	9.123	728	88.41	28.95
300,000.01 - 350,000.00	4	1,310,031.01	0.23	10.814	705	93.39	24.44
350,000.01 - 400,000.00	1	398,557.33	0.07	8.625	645	71.53	0.00
450,000.01 - 500,000.00	1	495,960.96	0.09	9.990	626	75.12	100.00
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Loan Purpose
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Purchase	10,139	$487,702,981.45	84.80%	10.077%	691	98.01%	40.02%
Cash Out Refinance	1,248	61,780,497.16	10.74	9.925	668	93.00	43.74
Rate/Term Refinance	532	21,679,944.67	3.77	9.732	673	95.67	49.18
Debt Consolidation	64	3,971,682.96	0.69	9.812	663	99.74	79.88
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Occupancy Status
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Primary Home	8,800	$462,807,375.88	80.47%	9.883%	680	98.08%	41.72%
Investment	2,879	99,118,816.36	17.23	10.754	720	94.38	37.73
Second Home	304	13,208,914.00	2.30	10.437	716	96.08	42.31
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Original Terms to Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
1 - 180	7,387	$371,099,084.21	64.52%	9.939%	688	97.49%	39.92%
181 - 240	225	9,828,655.33	1.71	10.061	668	95.15	61.74
241 - 360	4,371	194,207,366.70	33.77	10.249	687	97.34	42.14
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Remaining Terms to Stated Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
1 - 180	7,387	$371,099,084.21	64.52%	9.939%	688	97.49%	39.92%
181 - 240	225	9,828,655.33	1.71	10.061	668	95.15	61.74
241 - 360	4,371	194,207,366.70	33.77	10.249	687	97.34	42.14
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

State Distributions (Top 10)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
CA	2,484	$188,868,268.50	32.84%	9.876%	688	97.51%	36.12%
FL	910	38,097,081.52	6.62	10.289	688	96.06	39.40
AZ	1,020	36,571,927.39	6.36	10.124	689	97.40	51.10
TX	952	28,553,546.47	4.96	9.720	691	98.45	42.98
CO	598	26,745,789.24	4.65	10.075	685	97.92	50.82
NY	389	26,112,259.11	4.54	9.700	690	96.44	26.36
IL	508	22,584,109.00	3.93	10.055	695	97.58	40.41
VA	407	21,189,326.67	3.68	10.202	687	97.10	29.18
MD	368	18,909,328.84	3.29	10.169	689	97.00	36.87
NV	348	18,558,678.24	3.23	10.138	698	96.65	31.99
Other	3,999	148,944,791.26	25.90	10.246	684	97.63	49.12
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Original Combined Loan-to-Value Ratio*
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
<= 60.00	17	$919,657.54	0.16%	9.202%	661	37.98%	30.80%
60.01 - 70.00	21	905,249.44	0.16	9.358	684	67.42	62.33
70.01 - 80.00	166	12,110,723.73	2.11	8.744	694	77.89	13.37
80.01 - 85.00	154	7,854,353.76	1.37	9.432	682	84.26	16.73
85.01 - 90.00	1,329	53,014,897.16	9.22	9.961	694	89.72	23.35
90.01 - 100.00	10,296	500,330,224.61	86.99	10.099	687	99.06	43.95
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

*Includes the loan in the securitization and any senior liens.

FICO Score
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
541 - 560	1	$29,952.99	0.01%	9.250%	546	90.00%	0.00%
561 - 580	9	375,493.29	0.07	10.355	576	95.56	89.12
581 - 600	134	4,706,677.91	0.82	10.567	593	97.99	96.67
601 - 620	780	30,249,806.84	5.26	10.853	611	98.69	88.66
621 - 640	1,415	63,194,850.50	10.99	10.505	631	97.96	70.24
641 - 660	1,486	70,879,373.27	12.32	10.180	650	97.30	52.99
661 - 680	1,903	97,349,587.50	16.93	10.101	670	97.23	34.72
681 - 700	1,863	93,471,924.24	16.25	9.924	690	97.16	26.40
701 - 720	1,441	74,342,512.70	12.93	9.876	710	97.44	25.35
721 - 740	1,120	53,612,595.83	9.32	9.732	730	97.58	28.62
741 - 760	881	42,487,048.76	7.39	9.693	750	97.03	28.37
761 - 780	617	29,111,665.85	5.06	9.712	770	96.97	37.72
781 >=	333	15,323,616.56	2.66	9.698	791	96.45	43.75
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Property Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Single Family	7,628	$359,017,966.97	62.42%	9.982%	684	97.72%	42.17%
PUD	2,168	106,369,971.74	18.49	10.002	689	97.16	39.79
2-4 Family	1,196	65,255,603.73	11.35	10.462	707	95.78	35.46
Condo	990	44,454,191.30	7.73	10.057	690	97.73	43.06
Condotel	1	37,372.50	0.01	8.000	740	90.00	100.00
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Prepayment Penalty Term by Product Type ($)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	$296,512,201.37	$1,694,492.90	$52,829,990.67	$6318805.690	$64,199.94	$357,419,690.57
Fixed Rate	162,527,602.96	5,085,316.88	33,838,363.78	16081763.440	182,368.61	217,715,415.67
Total:	$459,039,804.33	$6,779,809.78	$86,668,354.45	$22400569.130	$246,568.55	$575,135,106.24

Prepayment Penalty Term by Product Type (%)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	82.96%	0.47%	14.78%	1.770%	0.02%	62.15%
Fixed Rate	74.65	2.34	15.54	7.390	0.08	37.85
Total:	79.81%	1.18%	15.07%	3.890%	0.04%	100.00%

Prepayment Penalty Description (Top 5)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
None	9,807	$459,039,804.33	79.81%	10.038%	693	97.04%	36.22%
6 Month Int. on Amount
Prepaid >20% Orig. Bal.	1,653	90,757,392.41	15.78	9.929	669	98.93	65.96
6 Month Int. on UPB	150	10,572,376.45	1.84	10.737	662	98.18	14.16
2% of UPB	119	4,631,432.22	0.81	10.631	657	98.97	66.48
3 Month Int. on UPB	90	4,459,516.81	0.78	10.352	670	98.98	45.75
Other	164	5,674,584.02	0.99	10.521	654	98.13	58.73
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Documentation Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
None	5,425	$236,056,746.43	41.04%	9.768%	672	98.57%	100.00%
6 Month Int. on UPB	3,654	198,102,368.25	34.44	10.198	691	97.42	0.00
2% of UPB	2,340	112,119,140.25	19.49	10.278	709	96.36	0.00
3 Month Int. on UPB	561	28,576,155.40	4.97	10.352	710	91.66	0.00
Other	3	280,695.91	0.05	11.450	651	96.24	0.00
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

DTI Ratio
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Full Doc Loans:
<= 0.00	12	$421,465.68	0.18%	8.874%	715	98.04%	100.00%
0.01 - 5.00	9	343,558.25	0.15	9.044	718	96.96	100.00
5.01 - 10.00	21	1,133,155.56	0.48	9.242	685	99.68	100.00
10.01 - 15.00	49	1,841,087.21	0.78	10.187	680	98.69	100.00
15.01 - 20.00	114	5,350,004.80	2.27	9.884	691	95.73	100.00
20.01 - 25.00	244	9,495,097.78	4.02	9.740	687	98.28	100.00
25.01 - 30.00	451	18,475,428.43	7.83	9.748	680	98.40	100.00
30.01 - 35.00	735	30,291,644.24	12.83	9.708	679	98.81	100.00
35.01 - 40.00	1,129	49,635,890.22	21.03	9.737	672	98.48	100.00
40.01 - 45.00	1,631	73,954,390.70	31.33	9.820	674	98.80	100.00
45.01 - 50.00	848	36,384,480.78	15.41	9.800	654	98.60	100.00
50.01 - 55.00	176	8,559,205.88	3.63	9.625	664	98.65	100.00
55.01 - 60.00	6	171,336.90	0.07	10.207	659	95.69	100.00
Subtotal (Full Doc) :	5,425	$236,056,746.43	100.00%	9.768%	672	98.57%	100.00%

Non-Full Doc Loans:
<= 0.00	1,306	$69,827,424.12	20.59%	10.222%	707	94.06%	0.00%
0.01 - 5.00	20	863,061.39	0.25	9.526	721	97.83	0.00
5.01 - 10.00	37	1,513,037.48	0.45	10.424	702	95.67	0.00
10.01 - 15.00	72	2,543,708.24	0.75	10.432	693	93.85	0.00
15.01 - 20.00	113	4,791,319.35	1.41	10.232	703	95.48	0.00
20.01 - 25.00	259	10,573,433.70	3.12	10.391	706	95.16	0.00
25.01 - 30.00	406	17,274,459.85	5.09	10.259	709	96.18	0.00
30.01 - 35.00	757	34,589,465.35	10.20	10.230	701	96.83	0.00
35.01 - 40.00	1,184	60,156,637.04	17.74	10.289	697	96.88	0.00
40.01 - 45.00	1,532	84,792,338.65	25.01	10.303	695	97.56	0.00
45.01 - 50.00	830	49,379,379.22	14.56	10.059	687	98.62	0.00
50.01 - 55.00	39	2,584,677.15	0.76	10.207	683	96.77	0.00
55.01 - 60.00	3	189,418.27	0.06	9.583	708	98.91	0.00
Subtotal (Non-Full Doc):	6,558	$339,078,359.81	100.00%	10.239%	698	96.58%	0.00%
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

Mortgage Rates
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
5.501 - 6.000	3	$120,704.64	0.02%	5.932%	726	100.00%	100.00%
6.001 - 6.500	11	444,186.68	0.08	6.486	744	97.61	73.83
6.501 - 7.000	64	3,143,052.64	0.55	6.886	726	95.81	89.97
7.001 - 7.500	94	4,232,449.63	0.74	7.335	723	95.80	85.04
7.501 - 8.000	297	15,103,390.06	2.63	7.884	724	90.82	49.40
8.001 - 8.500	571	26,530,473.73	4.61	8.356	714	95.53	56.91
8.501 - 9.000	1,449	72,779,636.09	12.65	8.891	704	97.04	48.19
9.001 - 9.500	1,740	90,800,682.18	15.79	9.385	688	97.99	55.36
9.501 - 10.000	3,204	155,961,466.86	27.12	9.874	686	98.14	32.88
10.001 - 10.500	1,073	51,087,438.46	8.88	10.363	673	97.44	45.26
10.501 - 11.000	987	48,967,517.00	8.51	10.830	681	97.18	25.45
11.001 - 11.500	833	34,112,614.50	5.93	11.345	667	98.02	44.87
11.501 - 12.000	708	29,722,922.41	5.17	11.865	662	97.74	47.09
12.001 - 12.500	278	14,008,986.25	2.44	12.344	674	96.74	12.79
12.501 - 13.000	316	13,279,868.17	2.31	12.878	702	96.90	11.01
13.001 - 13.500	311	12,434,543.22	2.16	13.207	703	98.02	14.48
13.501 - 14.000	23	1,343,714.29	0.23	13.746	655	98.31	4.54
14.001 - 14.500	16	808,885.94	0.14	14.206	644	98.65	0.00
14.501 - 15.000	3	167,859.16	0.03	14.875	634	99.05	0.00
15.001 - 15.500	2	84,714.33	0.01	15.176	650	98.98	0.00
Total:	11,983	$575,135,106.24	100.00%	10.046%	688	97.40%	41.04%

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

SASCO 2005-S1 Collateral Summary – Mortgage Insurance

Total Number of Loans	2,293	Documentation Type
Total Outstanding Loan Balance	$118,045,749	Limited	44.1%
Average Loan Principal Balance	$51,481	Other	55.9%
Fixed Rate	100.0%
Prepayment Penalty	1.0%	Loan Purpose
Weighted Average Coupon	9.6%	Purchase	88.9%
Weighted Average Original Term (mo.)	244	Rate/Term Refinance	5.7%
Weighted Average Remaining Term (mo.)	241	Cash Out Refinance	5.4%
Weighted Average Loan Age (mo.)	3
Weighted Average Combined LTV	98.7%
Non-Zero Weighted Average FICO	698
Non-Zero Weighted Average DTI	39.6%

		Geographic Distribution
Lien Position		(Other states account individually for less than
Second	100.0%	4% of the Cut-off Date principal balance)
		CA	35.3%
		AZ	7.1%
Product Type		CO	6.2%
Balloon	62.4%	TX	6.0%
Fixed Rate	37.6%	FL	5.6%
		IL	4.1%

		Occupancy Status
		Primary Home	93.6%
		Second Home	6.4%

Collateral information is as of the Cut-Off Date.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics – Mortgage Insurance

Collateral characteristics are listed below as of the Cut-Off Date

Amortization Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Balloon	1,434	$73,712,557.99	62.44%	9.652%	694	99.01%	29.37%
Fixed Rate	859	44,333,191.19	37.56	9.477	705	98.27	37.30
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Scheduled Principal Balances
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
($)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
0.01 - 50,000.00	1,328	$42,749,532.11	36.21%	9.451%	694	98.38%	46.09%
50,000.01 - 100,000.00	796	55,400,005.95	46.93	9.662	696	98.73	27.57
100,000.01 - 150,000.00	169	19,896,211.12	16.85	9.666	714	99.48	16.14
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Loan Purpose
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Purchase	2,004	$104,980,223.45	88.93%	9.604%	700	98.98%	31.03%
Rate/Term Refinance	162	6,710,625.70	5.68	9.336	681	97.04	50.70
Cash Out Refinance	127	6,354,900.03	5.38	9.565	690	96.34	34.71
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Occupancy Status
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Primary Home	2,101	$110,501,082.41	93.61%	9.517%	697	98.74%	30.51%
Second Home	192	7,544,666.77	6.39	10.597	721	98.56	59.23
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Original Terms to Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(months)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
1 - 180	1,486	$76,008,405.08	64.39%	9.646%	695	99.01%	29.41%
181 - 240	5	298,530.52	0.25	9.086	728	99.83	18.58
241 - 360	802	41,738,813.58	35.36	9.481	705	98.21	37.80
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Remaining Terms to Stated Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(months)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
1 - 180	1,486	$76,008,405.08	64.39%	9.646%	695	99.01%	29.41%
181 - 240	5	298,530.52	0.25	9.086	728	99.83	18.58
241 - 360	802	41,738,813.58	35.36	9.481	705	98.21	37.80
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

State Distributions (Top 10)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
CA	572	$41,662,720.41	35.29%	9.626%	700	99.01%	17.84%
AZ	215	8,428,844.13	7.14	9.649	696	98.54	48.35
CO	160	7,354,088.23	6.23	9.382	703	98.78	45.23
TX	210	7,073,363.73	5.99	9.120	701	99.15	42.33
FL	148	6,582,285.67	5.58	9.710	703	98.37	33.79
IL	113	4,895,903.16	4.15	9.793	696	98.84	31.62
WA	101	4,640,065.44	3.93	9.297	692	99.19	54.93
VA	76	4,458,374.20	3.78	9.621	690	97.93	28.81
MD	70	4,131,655.34	3.50	9.871	692	98.69	34.98
NV	67	3,945,131.23	3.34	9.857	710	98.37	35.98
Other	561	24,873,317.64	21.07	9.575	696	98.38	39.76
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Original Combined Loan-to-Value Ratio*
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
<= 60.00	1	$49,800.00	0.04%	9.750%	776	40.00%	0.00%
60.01 - 70.00	1	49,886.34	0.04	9.950	652	65.09	0.00
70.01 - 80.00	2	72,401.46	0.06	7.953	714	79.41	0.00
80.01 - 85.00	14	444,938.82	0.38	8.597	674	84.00	8.25
85.01 - 90.00	149	5,527,320.41	4.68	9.172	683	89.75	17.40
90.01 - 100.00	2,126	111,901,402.15	94.79	9.612	699	99.28	33.23
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

*Includes the loan in the securitization and any senior liens.

FICO Score
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
601 - 620	7	$368,755.70	0.31%	10.960%	620	96.24%	62.38%
621 - 640	225	9,812,963.65	8.31	9.952	631	98.67	82.28
641 - 660	254	11,495,809.51	9.74	9.866	650	98.06	60.38
661 - 680	376	18,561,037.57	15.72	9.768	671	98.09	28.54
681 - 700	437	23,144,040.52	19.61	9.782	690	98.56	20.38
701 - 720	338	20,109,635.74	17.04	9.490	710	99.36	16.46
721 - 740	274	14,408,567.63	12.21	9.163	729	99.20	27.06
741 - 760	196	10,704,066.93	9.07	9.319	750	99.19	23.23
761 - 780	119	6,523,884.01	5.53	9.140	769	98.81	30.87
781 >=	67	2,916,987.92	2.47	9.100	790	98.78	41.74
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Property Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Single Family	1,357	$70,624,953.80	59.83%	9.524%	697	98.93%	31.44%
PUD	529	26,311,048.39	22.29	9.561	698	98.30	33.69
Condo	270	12,569,217.42	10.65	9.824	701	99.09	38.90
2-4 Family	137	8,540,529.57	7.23	9.830	711	97.89	26.09
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Prepayment Penalty Term by Product Type ($)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	$72,778,332.77	$248,881.75	$575,203.27	$110,140.20	$0.00	$73,712,557.99
Fixed Rate	44,030,607.04	272,432.64	30,151.51	0.00	0.00	44,333,191.19
Total:	$116,808,939.81	$521,314.39	$605,354.78	$110,140.20	$0.00	$118,045,749.18

Prepayment Penalty Term by Product Type (%)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	98.73%	0.34%	0.78%	0.15%	0.00%	62.44%
Fixed Rate	99.32	0.61	0.07	0.00	0.00	37.56
Total:	98.95%	0.44%	0.51%	0.09%	0.00%	100.00%

Prepayment Penalty Description (Top 5)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
None	2,266	$116,808,939.81	98.95%	9.586%	699	98.72%	32.38%
6 Month Int. on Amount
Prepaid >20% Orig. Bal.	19	925,138.49	0.78	9.529	691	99.49	29.67
2% of UPB	3	108,537.86	0.09	9.950	680	100.00	52.42
3 Month Int. on UPB	1	93,990.88	0.08	9.950	679	100.00	0.00
1% Amt. Prepaid	2	52,699.31	0.04	9.711	658	97.65	53.03
Other	2	56,442.83	0.05	9.950	690	100.00	0.00
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Documentation Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Limited	883	$52,085,104.28	44.12%	9.634%	712	98.04%	0.00%
Full	878	38,187,257.63	32.35	9.313	684	99.18	100.00
Stated	532	27,773,387.27	23.53	9.873	692	99.41	0.00
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

DTI Ratio
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Full Doc Loans:
0.01 - 5.00	2	$47,985.69	0.13%	8.887%	703	98.58%	100.00%
10.01 - 15.00	5	220,363.00	0.58	9.787	691	99.19	100.00
15.01 - 20.00	10	394,375.82	1.03	9.616	685	98.06	100.00
20.01 - 25.00	40	1,524,817.61	3.99	9.083	693	99.27	100.00
25.01 - 30.00	66	2,976,526.31	7.79	9.183	693	99.03	100.00
30.01 - 35.00	122	5,228,590.69	13.69	9.505	687	99.50	100.00
35.01 - 40.00	190	7,985,772.07	20.91	9.140	685	98.95	100.00
40.01 - 45.00	325	14,634,093.52	38.32	9.293	686	99.17	100.00
45.01 - 50.00	118	5,174,732.92	13.55	9.543	662	99.36	100.00
Subtotal (Full Doc) :	878	$38,187,257.63	100.00%	9.313%	684	99.18%	100.00%

Non-Full Doc Loans:
0.01 - 5.00	6	$386,595.55	0.48%	9.068%	747	99.52%	0.00%
5.01 - 10.00	7	273,983.66	0.34	10.658	683	98.37	0.00
10.01 - 15.00	6	167,234.50	0.21	10.015	701	98.35	0.00
15.01 - 20.00	17	880,710.55	1.10	9.446	693	97.42	0.00
20.01 - 25.00	47	2,073,935.93	2.60	9.718	714	95.62	0.00
25.01 - 30.00	72	3,501,638.49	4.38	9.555	715	97.64	0.00
30.01 - 35.00	164	8,569,066.59	10.73	9.681	710	98.33	0.00
35.01 - 40.00	309	16,756,024.15	20.98	9.624	709	98.49	0.00
40.01 - 45.00	495	30,211,499.25	37.83	9.714	709	98.42	0.00
45.01 - 50.00	292	17,037,802.88	21.33	9.876	692	99.37	0.00
Subtotal (Non-Full Doc):	1,415	$79,858,491.55	100.00%	9.717%	705	98.52%	0.00%
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
7.001 - 7.500	17	$612,945.61	0.52%	7.376%	734	97.41%	71.06%
7.501 - 8.000	118	5,011,148.97	4.25	7.897	730	97.15	68.41
8.001 - 8.500	205	9,772,264.40	8.28	8.336	715	98.27	55.09
8.501 - 9.000	408	19,120,590.08	16.20	8.833	713	98.53	34.22
9.001 - 9.500	421	22,884,064.88	19.39	9.324	699	98.83	42.52
9.501 - 10.000	831	44,353,267.27	37.57	9.888	688	99.13	17.39
10.001 - 10.500	77	3,926,124.60	3.33	10.339	675	98.13	35.84
10.501 - 11.000	72	4,082,963.04	3.46	10.785	688	98.64	35.19
11.001 - 11.500	45	2,524,697.15	2.14	11.305	682	98.27	31.96
11.501 - 12.000	38	2,191,386.52	1.86	11.824	695	99.03	17.56
12.001 - 12.500	13	607,508.83	0.51	12.286	687	98.30	21.53
12.501 - 13.000	24	1,470,793.72	1.25	12.932	707	98.94	26.70
13.001 - 13.500	24	1,487,994.11	1.26	13.212	688	98.51	26.29
Total:	2,293	$118,045,749.18	100.00%	9.586%	698	98.73%	32.35%

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

SASCO 2005-S1 Collateral Summary – No Mortgage Insurance

Total Number of Loans	9,690	Documentation Type
Total Outstanding Loan Balance	$457,089,357	Full	43.3%
Average Loan Principal Balance	$47,171	Other	56.7%
Fixed Rate	100.0%
Prepayment Penalty	25.1%	Loan Purpose
Weighted Average Coupon	10.2%	Purchase	83.7%
Weighted Average Original Term (mo.)	241	Cash Out Refinance	12.1%
Weighted Average Remaining Term (mo.)	238	Rate/Term Refinance	3.3%
Weighted Average Loan Age (mo.)	3	Debt Consolidation	0.9%
Weighted Average Combined LTV	97.1%
Non-Zero Weighted Average FICO	685
Non-Zero Weighted Average DTI	38.3%

		Geographic Distribution
Lien Position		(Other states account individually for less than
Second	100.0%	4% of the Cut-off Date principal balance)
		CA	32.2%
		FL	6.9%
Product Type		AZ	6.2%
Balloon	62.1%	NY	5.1%
Fixed Rate	37.9%	TX	4.7%
		CO	4.2%
		Occupancy Status
		Primary Home	77.1%
		Investment	21.7%
		Second Home	1.2%

Collateral information is as of the Cut-Off Date.

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

Collateral Characteristics – No Mortgage Insurance

Collateral characteristics are listed below as of the Cut-Off Date

Amortization Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Balloon	5,544	$283,707,132.58	62.07%	10.015%	687	97.15%	42.12%
Fixed Rate	4,146	173,382,224.48	37.93	10.408	681	96.90	45.21
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Scheduled Principal Balances
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
($)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
0.01 - 50,000.00	6,542	$189,548,360.19	41.47%	10.291%	680	97.07%	51.34%
50,000.01 - 100,000.00	2,453	171,701,876.65	37.56	10.061	686	97.82	39.18
100,000.01 - 150,000.00	542	65,476,677.77	14.32	9.984	690	97.12	39.77
150,000.01 - 200,000.00	116	20,516,566.05	4.49	10.397	694	94.42	23.00
200,000.01 - 250,000.00	21	4,856,268.90	1.06	10.886	711	90.27	18.37
250,000.01 - 300,000.00	10	2,785,058.20	0.61	9.123	728	88.41	28.95
300,000.01 - 350,000.00	4	1,310,031.01	0.29	10.814	705	93.39	24.44
350,000.01 - 400,000.00	1	398,557.33	0.09	8.625	645	71.53	0.00
450,000.01 - 500,000.00	1	495,960.96	0.11	9.990	626	75.12	100.00
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Loan Purpose
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Purchase	8,135	$382,722,758.00	83.73%	10.207%	689	97.75%	42.49%
Cash Out Refinance	1,121	55,425,597.13	12.13	9.966	666	92.62	44.77
Rate/Term Refinance	370	14,969,318.97	3.27	9.910	669	95.05	48.51
Debt Consolidation	64	3,971,682.96	0.87	9.812	663	99.74	79.88
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Occupancy Status
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Primary Home	6,699	$352,306,293.47	77.08%	9.997%	675	97.88%	45.23%
Investment	2,879	99,118,816.36	21.68	10.754	720	94.38	37.73
Second Home	112	5,664,247.23	1.24	10.224	709	92.77	19.78
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Original Terms to Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
0 - 180	5,901	$295,090,679.13	64.56%	10.014%	687	97.10%	42.63%
181 - 240	220	9,530,124.81	2.08	10.091	666	95.01	63.10
301 - 360	3,569	152,468,553.12	33.36	10.459	683	97.10	43.33
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Remaining Terms to Stated Maturity
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
60 - 180	5,901	$295,090,679.13	64.56%	10.014%	687	97.10%	42.63%
181 - 240	220	9,530,124.81	2.08	10.091	666	95.01	63.10
301 - 360	3,569	152,468,553.12	33.36	10.459	683	97.10	43.33
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

State Distributions (Top 10)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
CA	1,912	$147,205,548.09	32.20%	9.947%	685	97.09%	41.30%
FL	762	31,514,795.85	6.89	10.410	685	95.57	40.57
AZ	805	28,143,083.26	6.16	10.267	687	97.06	51.92
NY	350	23,261,505.56	5.09	9.737	687	96.34	26.66
TX	742	21,480,182.74	4.70	9.917	687	98.22	43.20
CO	438	19,391,701.01	4.24	10.338	678	97.59	52.94
IL	395	17,688,205.84	3.87	10.128	695	97.23	42.84
VA	331	16,730,952.47	3.66	10.357	687	96.88	29.28
MD	298	14,777,673.50	3.23	10.253	688	96.53	37.40
NV	281	14,613,547.01	3.20	10.213	694	96.19	30.92
Other	3,376	122,282,161.73	26.75	10.398	682	97.41	50.22
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Original Combined Loan-to-Value Ratio*
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
<= 60.00	16	$869,857.54	0.19%	9.171%	654	37.87%	32.56%
60.01 - 70.00	20	855,363.10	0.19	9.324	686	67.56	65.96
70.01 - 80.00	164	12,038,322.27	2.63	8.749	694	77.88	13.45
80.01 - 85.00	140	7,409,414.94	1.62	9.483	683	84.27	17.24
85.01 - 90.00	1,180	47,487,576.75	10.39	10.053	696	89.71	24.05
90.01 - 100.00	8,170	388,428,822.46	84.98	10.239	684	98.99	47.04
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

* Includes the loan in the securitization and any senior liens.

FICO Score
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
541 - 560	1	$29,952.99	0.01%	9.250%	546	90.00%	0.00%
561 - 580	9	375,493.29	0.08	10.355	576	95.56	89.12
581 - 600	134	4,706,677.91	1.03	10.567	593	97.99	96.67
601 - 620	773	29,881,051.14	6.54	10.852	611	98.73	88.98
621 - 640	1,190	53,381,886.85	11.68	10.606	631	97.82	68.03
641 - 660	1,232	59,383,563.76	12.99	10.240	650	97.15	51.56
661 - 680	1,527	78,788,549.93	17.24	10.179	670	97.03	36.18
681 - 700	1,426	70,327,883.72	15.39	9.971	690	96.69	28.39
701 - 720	1,103	54,232,876.96	11.86	10.019	710	96.73	28.64
721 - 740	846	39,204,028.20	8.58	9.941	730	96.98	29.20
741 - 760	685	31,782,981.83	6.95	9.818	750	96.30	30.09
761 - 780	498	22,587,781.84	4.94	9.877	770	96.44	39.69
781 >=	266	12,406,628.64	2.71	9.838	792	95.90	44.22
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Property Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Single Family	6,271	$288,393,013.17	63.09%	10.094%	680	97.43%	44.80%
PUD	1,639	80,058,923.35	17.51	10.147	686	96.79	41.79
2-4 Family	1,059	56,715,074.16	12.41	10.557	706	95.46	36.87
Condo	720	31,884,973.88	6.98	10.149	686	97.20	44.70
Condotel	1	37,372.50	0.01	8.000	740	90.00	100.00
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Prepayment Penalty Term by Product Type ($)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	$223,733,868.60	$1,445,611.15	$52,254,787.40	$6,208,665.49	$64,199.94	$283,707,132.58
Fixed Rate	118,496,995.92	4,812,884.24	33,808,212.27	16,081,763.44	182,368.61	173,382,224.48
Total:	$342,230,864.52	$6,258,495.39	$86,062,999.67	$22,290,428.93	$246,568.55	$457,089,357.06

Prepayment Penalty Term by Product Type (%)
Amortization		1 –12	13 – 24	25 – 36	49 – 60
Type	No Penalty	Months	Months	Months	Months	Total
Balloon	78.86%	0.51%	18.42%	2.19%	0.02%	62.07%
Fixed Rate	68.34	2.78	19.50	9.28	0.11	37.93
Total:	74.87%	1.37%	18.83%	4.88%	0.05%	100.00%

Prepayment Penalty Description (Top 5)
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
None	7,541	$342,230,864.52	74.87%	10.192%	691	96.46%	37.52%
6 Month Int. on Amount
Prepaid >20% Orig. Bal.	1,634	89,832,253.92	19.65	9.933	669	98.92	66.33
6 Month Int. on UPB	150	10,572,376.45	2.31	10.737	662	98.18	14.16
2% of UPB	116	4,522,894.36	0.99	10.647	657	98.95	66.82
3 Month Int. on UPB	89	4,365,525.93	0.96	10.361	670	98.96	46.73
Other	160	5,565,441.88	1.22	10.534	654	98.11	59.38
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Documentation Type
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Full	4,547	$197,869,488.80	43.29%	9.856%	670	98.46%	100.00%
Stated	3,122	170,328,980.98	37.26	10.251	691	97.09	0.00
Limited	1,457	60,034,035.97	13.13	10.836	706	94.90	0.00
No Documentation	561	28,576,155.40	6.25	10.352	710	91.66	0.00
No Ratio	3	280,695.91	0.06	11.450	651	96.24	0.00
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

DTI Ratio
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
Full Doc Loans:
<= 0.00	12	$421,465.68	0.21%	8.874%	715	98.04%	100.00%
0.01 - 5.00	7	295,572.56	0.15	9.069	721	96.70	100.00
5.01 - 10.00	21	1,133,155.56	0.57	9.242	685	99.68	100.00
10.01 - 15.00	44	1,620,724.21	0.82	10.242	679	98.62	100.00
15.01 - 20.00	104	4,955,628.98	2.50	9.905	691	95.54	100.00
20.01 - 25.00	204	7,970,280.17	4.03	9.866	686	98.10	100.00
25.01 - 30.00	385	15,498,902.12	7.83	9.857	678	98.27	100.00
30.01 - 35.00	613	25,063,053.55	12.67	9.750	677	98.67	100.00
35.01 - 40.00	939	41,650,118.15	21.05	9.852	670	98.40	100.00
40.01 - 45.00	1,306	59,320,297.18	29.98	9.950	670	98.70	100.00
45.01 - 50.00	730	31,209,747.86	15.77	9.843	653	98.48	100.00
50.01 - 55.00	176	8,559,205.88	4.33	9.625	664	98.65	100.00
55.01 - 60.00	6	171,336.90	0.09	10.207	659	95.69	100.00
Subtotal (Full Doc) :	4,547	$197,869,488.80	100.00%	9.856%	670	98.46%	100.00%

Non-Full Doc Loans:
<= 0.00	1,306	$69,827,424.12	26.94%	10.222%	707	94.06%	0.00%
0.01 - 5.00	14	476,465.84	0.18	9.897	699	96.46	0.00
5.01 - 10.00	30	1,239,053.82	0.48	10.372	706	95.07	0.00
10.01 - 15.00	66	2,376,473.74	0.92	10.462	693	93.53	0.00
15.01 - 20.00	96	3,910,608.80	1.51	10.409	705	95.04	0.00
20.01 - 25.00	212	8,499,497.77	3.28	10.555	704	95.05	0.00
25.01 - 30.00	334	13,772,821.36	5.31	10.438	708	95.81	0.00
30.01 - 35.00	593	26,020,398.76	10.04	10.411	698	96.33	0.00
35.01 - 40.00	875	43,400,612.89	16.74	10.546	693	96.26	0.00
40.01 - 45.00	1,037	54,580,839.40	21.06	10.628	687	97.08	0.00
45.01 - 50.00	538	32,341,576.34	12.48	10.156	684	98.23	0.00
50.01 - 55.00	39	2,584,677.15	1.00	10.207	683	96.77	0.00
55.01 - 60.00	3	189,418.27	0.07	9.583	708	98.91	0.00
Subtotal (Non-Full Doc):	5,143	$259,219,868.26	100.00%	10.399%	696	95.99%	0.00%
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

Mortgage Rates
						Weighted
			% of	Weighted Avg.	Non-Zero	Avg.
	Mortgage	Principal Balance	Principal	Gross Coupon	Weighted	Original	Full Doc
(%)	Loans	($)	Balance	(%)	Avg. FICO	CLTV (%)	(%)
5.501 - 6.000	3	$120,704.64	0.03%	5.932%	726	100.00%	100.00%
6.001 - 6.500	11	444,186.68	0.10	6.486	744	97.61	73.83
6.501 - 7.000	64	3,143,052.64	0.69	6.886	726	95.81	89.97
7.001 - 7.500	77	3,619,504.02	0.79	7.328	721	95.52	87.41
7.501 - 8.000	179	10,092,241.09	2.21	7.877	721	87.68	39.96
8.001 - 8.500	366	16,758,209.33	3.67	8.368	713	93.93	57.97
8.501 - 9.000	1,041	53,659,046.01	11.74	8.911	700	96.51	53.16
9.001 - 9.500	1,319	67,916,617.30	14.86	9.406	685	97.70	59.69
9.501 - 10.000	2,373	111,608,199.59	24.42	9.869	685	97.75	39.04
10.001 - 10.500	996	47,161,313.86	10.32	10.365	673	97.38	46.04
10.501 - 11.000	915	44,884,553.96	9.82	10.834	680	97.05	24.56
11.001 - 11.500	788	31,587,917.35	6.91	11.348	666	98.00	45.91
11.501 - 12.000	670	27,531,535.89	6.02	11.868	660	97.64	49.44
12.001 - 12.500	265	13,401,477.42	2.93	12.346	673	96.67	12.40
12.501 - 13.000	292	11,809,074.45	2.58	12.872	701	96.65	9.05
13.001 - 13.500	287	10,946,549.11	2.39	13.207	705	97.95	12.87
13.501 - 14.000	23	1,343,714.29	0.29	13.746	655	98.31	4.54
14.001 - 14.500	16	808,885.94	0.18	14.206	644	98.65	0.00
14.501 - 15.000	3	167,859.16	0.04	14.875	634	99.05	0.00
15.001 - 15.500	2	84,714.33	0.02	15.176	650	98.98	0.00
Total:	9,690	$457,089,357.06	100.00%	10.164%	685	97.06%	43.29%

__________________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).